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                                                                      EXHIBIT 32
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               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Annual Report on Form 10-K of International Flavors & Fragrances Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2004



/s/ Richard A. Goldstein
--------------------------------
Richard A. Goldstein
Chairman of the Board and
Chief Executive Officer


/s/ Douglas J. Wetmore
----------------------------------
Douglas J. Wetmore
Senior Vice President and
Chief Financial Officer